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                                                                   EXHIBIT 10.16


                          BLUE SKY COMMUNICATIONS, INC.

                            2000 STOCK INCENTIVE PLAN

                            ( EFFECTIVE JULY 1, 2000)



                                    ARTICLE 1
                                     PURPOSE

         1.1 GENERAL PURPOSE. The purpose of this Plan is to further the growth and development of the Company by encouraging employees and certain non-employees to obtain a proprietary interest in the Company by owning its stock. The Company intends that the Plan will provide such persons with an added incentive to continue in the employ and service of the Company and will stimulate their efforts in promoting the growth, efficiency and profitability of the Company. The Company also intends that the Plan will afford the Company a means of attracting to its service persons of outstanding quality.

         1.2 INTENDED TAX EFFECTS OF STOCK RIGHTS. It is intended that part of the Plan qualify as an ISO (as hereinafter defined) plan and that any option granted in accordance with such portion of the Plan qualify as an ISO (as hereinafter defined), all within the meaning of Code Section 422. The tax effects of any NQSO granted hereunder should be determined under Code Section 83.

                                    ARTICLE 2
                                   DEFINITIONS

         The following words and phrases as used in this Plan shall have the meanings set forth in this Article unless a different meaning is clearly required by the context:

         2.1 1933 ACT shall mean the Securities Act of 1933, as amended.

         2.2 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

         2.3 BENEFICIARY shall mean, with respect to an Optionee, the Person who is last designated in writing by the Optionee as such Optionee's Beneficiary hereunder.

                  (a) NO DESIGNATED BENEFICIARY. If, at any time, no Beneficiary has been validly designated by an Optionee, or the Beneficiary designated by the Optionee is no longer living or no longer exists (whichever is applicable) at the time of the Optionee's death, then the Optionee's Beneficiary shall be deemed to be (A) the Optionee's surviving spouse; or (B) if no surviving spouse exists, the executor or administrator of the Optionee's estate.

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                  (b) DESIGNATION OF MULTIPLE BENEFICIARIES. An Optionee may NOT
         designate more than one Person as a Beneficiary. To the extent that a designation purports to designate more than one Person as a Beneficiary, the designation shall be null and void.

         2.4 BOARD shall mean the Board of Directors of the Company.

         2.5 CAUSE shall mean an act or acts by an individual involving personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses), the use for profit or disclosure to unauthorized persons of confidential information or trade secrets of the Company, or the unlawful trading in the securities of the Company or of another corporation based on information gained as a result of the performance of services for the Company.

         2.6 CHANGE IN CONTROL shall mean and include each of the following:

                  (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934
         Act) of 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection
         (a), the following acquisitions shall not constitute a Change in
         Control: (i) any acquisition by a person who is on the Effective Date the beneficial owner of 50% or more of the Outstanding Company Voting Securities, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (b) of this
         Section 2.6; or

                  (b) Consummation of a reorganization, merger, consolidation or share exchange or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately


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         prior to such Business Combination of the Outstanding Company Voting
         Securities, and (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

         2.7 CODE shall mean the Internal Revenue Code of 1986, as amended.

         2.8 COMMITTEE shall mean the committee appointed by the Board to administer and interpret the Plan in accordance with Article 3 below.

         2.9 COMMON STOCK shall mean the common stock of the Company.

         2.10 COMPANY shall mean Blue Sky Communications, Inc., and shall also mean any parent (including, without limitation, the Ultimate Parent) or subsidiary corporation of Blue Sky Communications, Inc. unless the context clearly indicates otherwise.

         2.11 DIRECTOR shall mean any individual who is serving as a member of the Board of Directors of the Company.

         2.12 DISABILITY shall mean, with respect to an individual, the total and permanent disability of such individual, as determined by the Company's long-term disability insurance carrier, so that such individual is eligible to receive benefits under the Company's long-term disability insurance plan.

         2.13 EFFECTIVE DATE shall mean July 1, 2000.

         2.14 FAIR MARKET VALUE of the Common Stock as of a date of determination shall mean the following:

                  (a) STOCK LISTED AND SHARES TRADED. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the 1934 Act) or on the NASDAQ National Market System on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or National Market System on the date of determination. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.


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                  (b) STOCK LISTED BUT NO SHARES TRADED. If the Common Stock is
         listed on a national securities exchange or on the National Market System but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of the Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination.

                  (c) STOCK NOT LISTED. If the Common Stock is not listed on a national securities exchange or on the National Market System and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include any recent sales and purchases of such Common Stock to the extent they are representative.

The Committee's determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan.

         2.15 ISO shall mean an incentive stock option within the meaning of Code Section 422(b).

         2.16 NQSO shall mean a nonqualified option to which Code Section 421 (relating generally to certain ISO and other options) does NOT apply.

         2.17 OPTION shall mean ISO's and NQSO's, as applicable, granted to individuals pursuant to the terms and provisions of this Plan.

         2.18 OPTION AGREEMENT shall mean a written agreement, executed and dated by the Company and an Optionee, evidencing an Option granted under the terms and provisions of this Plan, setting forth the terms and conditions of such Option, and specifying the name of the Optionee and the number of shares of stock subject to such Option.

         2.19 OPTION PRICE shall mean the purchase price of the shares of Common Stock underlying an Option.

         2.20 OPTIONEE shall mean an individual who is granted an Option pursuant to the terms and provisions of this Plan.


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         2.21 PERSON shall mean any individual, organization, corporation, partnership or other entity.

         2.22 PLAN shall mean this Blue Sky Communications, Inc. 2000 Stock Incentive Plan.

         2.23 ULTIMATE PARENT shall mean Telecom Wireless Solutions, Inc., a Delaware corporation.


                                    ARTICLE 3
                                 ADMINISTRATION

         3.1 GENERAL ADMINISTRATION. The Plan shall be administered and interpreted by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Option Agreements by which Options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

         3.2 APPOINTMENT. The Board shall appoint the Committee from among its members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of three or more individuals.

         3.3 ORGANIZATION. The Committee may select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

         3.4 INDEMNIFICATION. In addition to such other rights of indemnification as they have as directors or as members of the Committee, the members of the Committee, to the extent permitted by applicable law, shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys' fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Options granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles or certificate of incorporation or the bylaws of the Company relating to indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee


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member or members did not act in good faith and in a manner he or they reasonably believed to be in or not opposed to the best interest of the Company.


                                    ARTICLE 4
                                      STOCK

         The stock subject to the Options and other provisions of the Plan shall be authorized but unissued or reacquired shares of Common Stock. Subject to readjustment in accordance with the provisions of Article 8, the total number of shares of Common Stock which may be granted to, or for which Options may be granted to, persons participating in the Plan shall not exceed in the aggregate 1,500,000 shares of Common Stock. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option again may become subject to Options under the Plan.


                                    ARTICLE 5
                   ELIGIBILITY TO RECEIVE AND GRANT OF OPTIONS

         5.1 INDIVIDUALS ELIGIBLE FOR GRANTS OF OPTIONS. The individuals eligible to receive Options hereunder shall be employees of the Company, including such employees who are also members of the Board, and any non-employees who are designated by the Committee to receive Options under the Plan; provided, that only employees of the Company and its "parent" or "subsidiary" corporations within the meaning of subsections (e) and (f) of Code
Section 424 shall be eligible to receive ISO's.

         5.2 GRANTS OF OPTIONS. Subject to the provisions of the Plan, the Committee shall have the authority and sole discretion to determine and designate, from time to time, those individuals (from among the individuals eligible for a grant of Options under the Plan pursuant to Section 5.1 above) to whom Options will actually be granted, the Option Price of the shares covered by any Options granted, the manner in and conditions under which Options are exercisable (including, without limitation, any limitations or restrictions thereon) and the time or times at which Options shall be granted. In making such determinations, the Committee may take into account the nature of the services rendered by the respective individuals to whom Options may be granted, their present and potential contributions to the Company's success and such other factors as the Committee, in its sole discretion, shall deem relevant. In its authorization of the granting of an Option hereunder, the Committee shall specify the name of the Optionee, the number of shares of stock subject to such Option and whether such Option is an ISO or a NQSO. The Committee may grant, at any time, new Options to an Optionee who previously has received Options, whether such Options include prior Options that still are outstanding, previously have been exercised in whole or in part, have expired or are canceled in connection with the issuance of new Options. No individual shall have any claim or right to be granted Options under the Plan.


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         5.3 LIMITATION ON EXERCISABILITY OF ISO'S. Notwithstanding anything herein to the contrary, the aggregate Fair Market Value of ISO's which are granted to any employee under the Plan or any other stock option plan adopted by the Company that are first exercisable in any one calendar year shall not exceed $100,000. The Committee shall interpret and administer the limitations set forth in this Section in accordance with Code Section 422(d).


                                    ARTICLE 6
                         TERMS AND CONDITIONS OF OPTIONS

         Options granted hereunder and Option Agreements shall comply with and be subject to the following terms and conditions:

         6.1 REQUIREMENT OF OPTION AGREEMENT. Upon the grant of an Option hereunder, the Committee shall prepare (or cause to be prepared) an Option Agreement. The Committee shall present such Option Agreement to the Optionee. Upon execution of such Option Agreement by the Optionee, such Option shall be deemed to have been granted effective as of the date of grant. The failure of the Optionee to execute the Option Agreement within 30 days after the date of the receipt of same shall render the Option Agreement and the underlying Option null and void AB INITIO.

         6.2 OPTIONEE AND NUMBER OF SHARES. Each Option Agreement shall state the name of the Optionee and the total number of shares of the Common Stock to which it pertains, the Option Price, the Beneficiary of the Optionee and the date as of which the Option was granted under this Plan.

         6.3 VESTING. Unless otherwise specified by the Committee in the Option Agreement, an Option shall first become exercisable (I.E., vested) with respect to such portions of the shares subject to such Option as are specified in the schedule set forth hereinbelow:

                  (a) Commencing as of the first anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, 25% of the shares subject to such Option. Prior to said date, the Option shall be unexercisable in its entirety.

                  (b) Commencing as of the second anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 25% of the shares subject to the Option.

                  (c) Commencing as of the third anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 25% of the shares subject to the Option.


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                  (d) Commencing as of the fourth anniversary of the date the
                  Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, the remainder of the shares subject to such Option.

                  (e) Notwithstanding subsections (a) through (d) above,

                           (i) any Options previously granted to an Optionee
                  shall become immediately vested and exercisable for 100% of the number of shares subject to the Options upon the Optionee's becoming Disabled or upon his death.

                           (ii) upon a Change in Control of Blue Sky
                  Communications, Inc. or any parent of Blue Sky Communications, Inc. other than the Ultimate Parent (as defined in Section 2.6), vesting for any Options previously granted to an Optionee shall be accelerated by one year or, if the Committee has specified a vesting schedule for a grant other than the schedule set forth in subsections (a) through (d) above, the percentage of vesting for such Options will be increased by 25% (but not to exceed 100% total vesting); and

                           (iii) Upon a Change in Control of the Ultimate Parent
                  (as defined in Section 7.4), any Options previously granted to an Optionee shall become immediately 100% vested and exercisable.

Other than as provided above, if an Optionee ceases to provide service to the Company or a company in which the Company or its parent holds an ownership interest, his rights with regard to all nonvested Options shall cease immediately. At the Committee's discretion, if an Optionee transfers from the Company to a company with ownership related to the ownership of the Company (as determined by the Committee), the Optionee may continue to vest in his Options during his service with such related company; provided, however, that for purposes of an ISO, service with a related company will count toward vesting only if such company is a parent or subsidiary of the Company.

         6.4 OPTION PRICE. The Option Price of the shares of Common Stock underlying each Option shall be the Fair Market Value of the Common Stock on the date the Option is granted, unless otherwise determined by the Committee; provided, in no event shall the Option Price of any ISO be less than 100% (110% in the case of ISO's of Optionees who own more than ten percent of the voting power of all classes of stock of either the Company or any "parent" or "subsidiary" corporation of the Company (within the meaning of subsections (e) and (f) of Code Section 424)) of the Fair Market Value of the Common Stock on the date the Option is granted; and provided, further, in no event shall the Option Price of any NQSO be less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted. Upon execution of an Option Agreement by both the Company and Optionee, the date as of which the Committee granted the Option as specified in the Option Agreement shall be considered the date on which such Option is granted.


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         6.5 TERMS OF OPTIONS. Terms of Options granted under the Plan shall commence on the date of grant and shall expire on such date as the Committee may determine for each Option; provided, in no event shall any Option be exercisable after ten years (five years in the case of ISO's granted to Optionees who own more than ten percent of the voting power of all classes of stock of either the Company or any parent or subsidiary) from the date the Option is granted. No Option shall be granted hereunder after ten years from the earlier of (a) the date the Plan is approved by the shareholders, or (b) the date the Plan is adopted by the Board.

         6.6 TERMS OF EXERCISE. The exercise of an Option may be for less than the full number of shares of Common Stock subject to such Option, but such exercise shall not be made for less than a minimum number of shares designated by the Committee for that Option; however, if the Committee does not designate a minimum number of shares for such Option, the exercise of such Option shall not be made for less than (i) 100 shares or (ii) the total remaining shares subject to such Option, if such total is less than 100 shares. Subject to the other restrictions on exercise set forth herein, the unexercised portion of an Option may be exercised at a later date by the Optionee.

         6.7 METHOD OF EXERCISE. All Options granted hereunder shall be exercised by written notice directed to the Secretary of the Company at its principal place of business or to such other person as the Committee may direct. Each notice of exercise shall identify the Option which the Optionee is exercising (in whole or in part) and shall be accompanied by payment of the Option Price for the number of shares specified in such notice and by any documents required by Section 9.1. The Company shall make delivery of such shares within a reasonable period of time; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the 1933 Act and causing such registration statement to become effective) with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. For Options which are ISO's, written statements shall be furnished to the Optionee in accordance with Code ss.6039 on or before January 31 of the year following the year in which the Option was exercised. SEE Treas. Reg. Sections.1.6039-1 and -2, and 301.6039-1.

         6.8 MEDIUM AND TIME OF PAYMENT.

                  (a) The Option Price shall be payable upon the exercise of the Option in an amount equal to the number of shares then being purchased times the per share Option Price. Payment shall be made in cash.

                  (b) In addition to the payment of the purchase price of the shares then being purchased, an Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to the amount, if any, which the Company at the time of exercise is required to withhold under the income tax or Federal Insurance Contribution Act tax withholding provisions of the Code, of the income tax laws of the state of the Optionee's residence, and of any other applicable law.


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         6.9 EFFECT OF TERMINATION OF EMPLOYMENT, DISABILITY OR DEATH. Except as
provided in subsections (a), (b) and (c) below, no Option shall be exercisable unless the Optionee thereof shall have provided service to the Company from the date of the granting of the Option until the date of exercise; provided, the Committee, in its sole discretion, may waive the application of this Section with respect to any NQSO's granted hereunder and, instead, may provide a different expiration date or dates in a NQSO Option Agreement.

                  (a) TERMINATION OF EMPLOYMENT. In the event an Optionee ceases to provide service to the Company for any reason other than death or Disability, any Option or unexercised portion thereof granted to him shall terminate on and shall not be exercisable after the earliest to occur of (i) the expiration date of the Option, (ii) three months after termination of service with the Company or (iii) the date on which the Company gives notice to such Optionee of termination of service if service is terminated by the Company for Cause; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Prior to the earlier of the dates specified in the preceding sentences of this subsection (a), the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date of termination of service. The question of whether an authorized leave of absence or absence for military or government service or for any other reason shall constitute a termination of service for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive. For purposes of Options granted under this Plan, the transfer of an Optionee, at the Company's request or with the Company's consent, to any entity in which the Company holds an ownership interest (regardless of whether such related entity is a member of the Company's controlled group of corporations), shall not be treated as a termination of service, at the discretion of the Committee, and the Optionee shall be treated as if he is continuing in the service of the Company while he is providing service to such related entity; provided, however, if an employee terminates service with the Company, whether voluntarily or involuntarily, and then is later rehired by a related entity, he shall be treated as terminated from service for purposes of the Plan.

                  (b) DISABILITY. Upon the termination of an Optionee's service due to Disability, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier to occur of (i) the expiration date of such Option, or (ii) one year after the date on which such Optionee ceases to provide service to the Company due to Disability; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Prior to the earlier of such date, such Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date such Optionee's service ceases due to Disability.


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                  (c) DEATH. In the event of the death of the Optionee (i) while he is in the service of the Company, (ii) within three months after the date on which such Optionee's service terminated (for a reason other than Cause) as provided in subsection (a) above, or (iii) within one year after the date on which such Optionee's service terminated due to his Disability as provided in subsection (b), any Option or unexercised portion thereof granted to him which is otherwise exercisable may be exercised by his Beneficiary at any time prior to the expiration of one year from the date of death of such Optionee, but in no event later than the date of expiration of the option period; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Such exercise shall be effected pursuant to the terms of this Section as if such Beneficiary is the named Optionee.

         6.10 RESTRICTIONS ON TRANSFER AND EXERCISE OF OPTIONS. No Option shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution, and any purported transfer shall be null and void. During the lifetime of an Optionee, the Option shall be exercisable only by him; provided, however, that in the event the Optionee is incapacitated and unable to exercise Options, such Options may be exercised by such Optionee's legal guardian, legal representative, fiduciary or other representative whom the Committee deems appropriate based on applicable facts and circumstances.

         6.11 RIGHTS AS A SHAREHOLDER. An Optionee shall have no rights as a shareholder with respect to shares covered by his Option until date of the issuance of the shares to him and only after the Option Price of such shares is fully paid. Unless specified in Article 7, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance. Upon exercise of an Option, the Optionee shall be required to execute a shareholder's agreement with the Company and shall be subject to the provisions of such agreement pertinent to the Company's rights of first refusal and buy-back provisions.

         6.12 NO OBLIGATION TO EXERCISE OPTION. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

         6.13 ACCELERATION. The Committee shall at all times have the power to accelerate the vesting date of Options previously granted under this Plan.

         6.14 DESIGNATION OF OPTION AS ISO OR NQSO. Subject to the provisions of this Article, each Option granted under the Plan shall be designated either as an ISO or a NQSO. An Option Agreement evidencing both an ISO and a NQSO shall identify clearly the status and terms of each Option.

         6.15 ISO'S CONVERTED TO NQSO'S. In the event any part or all of an Option granted under the Plan which is intended to be an ISO at any time fails to satisfy all of the requirements of an ISO, then such ISO shall be split into an ISO and NQSO so that the portion of the Option, if any, that still


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qualifies as an ISO shall remain an ISO and the portion that does not qualify as an ISO shall become a NQSO. Such split of an Option into an ISO portion and a NQSO portion shall be evidenced by one or more Option Agreements, as long as each Option is identified clearly as to its status as an ISO or NQSO.


                                    ARTICLE 7
        ADJUSTMENTS UPON CHANGES IN CAPITALIZATION AND CHANGE IN CONTROL

         7.1 RECAPITALIZATION. In the event that the outstanding shares of the Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, the following rules shall apply:

                  (a) The Committee shall make an appropriate adjustment in the number and kind of shares available for the granting of Options under the Plan.

                  (b) The Committee also shall make an appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable; any such adjustment in any outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of shares available under the Plan or the number of shares subject to any outstanding Options shall be the next lower number of shares, rounding all fractions downward.

                  (c) Any adjustment to or assumption of ISO's under this Section shall be made in accordance with Code Section 424(a) and the regulations promulgated thereunder so as to preserve the status of such Options as ISO's under Code Section 422.

                  (d) If any rights or warrants to subscribe for additional shares are given PRO RATA to holders of outstanding shares of the class or classes of stock then set aside for the Plan, each Optionee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his Option as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights or warrants.

         7.2 REORGANIZATION. Subject to any required action by the shareholders, if the Company shall be a party to any reorganization involving merger in which the Company is not the surviving entity, consolidation, acquisition of the stock or acquisition of the assets of the Company which does not constitute a Change in Control, the Committee may, in its discretion, declare that:

                  (a) any Option granted but not yet exercised shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Option would have been entitled;

                  (b) any or all outstanding Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws); and/or

                  (c) any or all Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws) and are to be terminated after giving at least 30 days' notice to the Optionees to whom such Options have been granted.

         7.3 CHANGE IN CONTROL. Subject to any required action by the shareholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company which does constitute a Change in Control of the Company, the Board of Directors of the Company, in its sole discretion, may declare that:

                  (a) any and all outstanding Options shall be replaced and substituted by options for the securities of the successor corporation, or a parent or subsidiary corporation of the successor corporation, with appropriate adjustment to the number of Optioned Shares and the Option Price as applicable to the transaction;

                  (b) any and all outstanding Options granted hereunder shall be assumed by the successor corporation, or a parent or subsidiary corporation of the successor corporation;

                  (c) any and all outstanding Options shall be fully and completely relinquished by the Optionees in exchange for a cash payment equal to the difference between the per share Option Price and the per share Fair Market Value of the Common Stock at the time of the Change in Control transaction; or

                  (d) any and all outstanding Options granted hereunder shall be exercisable (to the extent permissible under federal or state securities laws) for a period of fifteen (15) days, after which they shall expire in their entirety.

         7.4 Change in Control of the Ultimate Parent. Notwithstanding anything in Section 7.3 to the contrary, in the event of a Change in Control of the Ultimate Parent (as defined below in this Section 7.4) and as of such date, all outstanding Options granted under this Plan shall become options to acquire such number of shares of Common Stock (as defined in Section 2.9 of the Telecom Wireless Solutions, Inc. 1996 Stock Incentive Plan; "TWS Plan") of the Ultimate Parent at such option price as will provide the same value as that of the original options at the time such Change in Control of the Ultimate Parent, and such replacement options shall have the same rights and obligations (including, without limitation, any rights upon a Change in Control of the Ultimate Parent) as are at such time provided for in the TWS Plan in connection with options granted to employees of the Ultimate Parent; provided however that (i) any conversion of ISO's under this Section shall be made in accordance with Code
Section 424(a) and the regulations promulgated thereunder so as to preserve the status of such options as ISO's under Code Section 422 and (ii) the specific conversion formula is approved by the Committee under this Plan and the Committee under the TWS Plan (as defined in Section 2.8 of such plan). For purposes of this Section, "Change in Control of the Ultimate Parent" shall mean a change in control as defined in Section 2.6 of this Plan, except that for this purpose the term "Company" is replaced by the term "Ultimate Parent" wherever "Company" appears in such definition.

         7.5 DISSOLUTION AND LIQUIDATION. If the Board adopts a plan of dissolution and liquidation that is approved by the shareholders of the Company, the Committee shall give each Optionee written notice of such event at least ten days prior to its effective date, and the rights of all Optionees shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws).

         7.6 LIMITS ON ADJUSTMENTS. Any issuance by the Company of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Option, except as specifically provided otherwise in this Article. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Article shall be conclusive.

                                    ARTICLE 8
                AGREEMENT BY OPTIONEE AND SECURITIES REGISTRATION

         8.1 AGREEMENT. If, in the opinion of counsel to the Company, such action is necessary or desirable, no Options shall be granted to any Optionee, and no Option shall be exercisable, unless, at the time of grant or exercise, as applicable, such Optionee (i) represents and warrants that he will acquire the Common Stock for investment only and not for purposes of resale or distribution, and (ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the Common Stock. The Optionee shall, upon the request of the Committee, execute and deliver to the Company an agreement or affidavit to such effect. Should the Committee have reasonable cause to believe that such Optionee did not execute such agreement or affidavit in good faith, the Company shall not be bound by the grant of the Option or by the exercise of the Option. All certificates representing shares of Common Stock issued pursuant to the Plan shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, THESE SHARES MAY NOT BE SOLD, HYPOTHECATED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE SECURITIES LAWS OR REGULATIONS OF ANY STATE WITH RESPECT TO SUCH SHARES, (II) IN ACCORDANCE WITH SECURITIES AND EXCHANGE COMMISSION RULE 144, OR (III) UPON THE ISSUANCE TO THE CORPORATION OF A FAVORABLE OPINION OF COUNSEL OR THE SUBMISSION TO THE CORPORATION OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE CORPORATION THAT SUCH PROPOSED SALE, ASSIGNMENT, ENCUMBRANCE OR OTHER TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR ANY RULES OR REGULATIONS THEREUNDER. ANY ATTEMPTED TRANSFER OF THIS CERTIFICATE OR THE SHARES REPRESENTED HEREBY WHICH IS IN VIOLATION OF THE PRECEDING RESTRICTIONS WILL NOT BE RECOGNIZED BY THE CORPORATION, NOR WILL ANY TRANSFEREE BE RECOGNIZED AS THE OWNER THEREOF BY THE CORPORATION.

If the Common Stock is (A) held by an Optionee who is not an "affiliate," as that term is defined in Rule 144 of the 1933 Act, or who ceases to be an "affiliate," or (B) registered under the 1933 Act and all applicable state securities laws and regulations as provided in Section 9.2, the Committee, in its discretion and with the advice of counsel, may dispense with or authorize the removal of the restrictive legend set forth above or the portion thereof which is inapplicable.

         8.2 REGISTRATION. In the event that the Company in its sole discretion shall deem it necessary or advisable to register, under the 1933 Act or any state securities laws or regulations, any shares with respect to which Options have been granted hereunder, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to an Optionee. In such event, and if the shares of Common Stock of the Company shall be listed on any national securities exchange or on NASDAQ at the time of the exercise of any Option, the Company shall make prompt application at its own expense for the listing on such stock exchange or NASDAQ of the shares of Common Stock to be issued.


                                    ARTICLE 9
                                 EFFECTIVE DATE

         The Plan shall be effective as of the Effective Date, and no Options shall be granted hereunder prior to said date. Adoption of the Plan has been timely approved by the sole shareholder of the Company.


                                   ARTICLE 10
                            AMENDMENT AND TERMINATION

         10.1 AMENDMENT AND TERMINATION BY THE BOARD. Subject to Section 10.2 below, the Board shall have the power at any time to add to, amend, modify or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate the Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination.

         10.2 RESTRICTIONS ON AMENDMENT AND TERMINATION. Notwithstanding the provisions of Section 10.1 above, the following restrictions shall apply to the Board's authority under Section 10.1 above:

                  (a) PROHIBITION AGAINST ADVERSE AFFECTS ON OUTSTANDING OPTIONS. No addition, amendment, modification, repeal, suspension or termination shall adversely affect, in any way, the rights of the Optionees who have outstanding Options without the consent of such Optionees;

                  (b) SHAREHOLDER APPROVAL REQUIRED FOR CERTAIN MODIFICATIONS. No modification or amendment of the Plan may be made without the prior approval of the shareholders of the Company if (i) such modification or amendment would cause the applicable portions of the Plan to fail to qualify as an ISO plan pursuant to Code Section 422, (ii) such modification or amendment would materially increase the benefits accruing to participants under the Plan, (iii) such modification or amendment would materially increase the number of securities which may be issued under the Plan, or (iv) such modification or amendment would materially modify the requirements as to eligibility for participation in the Plan, or (v) such modification or amendment would modify the material terms of the Plan within the meaning of Prop. Treas. Reg.
         Section 1.162-27(e)(4). Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting, or by the written consent in lieu of a meeting of the holders of a majority of the outstanding voting stock or such greater number of shares of voting stock as may be required by the Company's articles or certificate of incorporation and bylaws and by applicable law.


                                   ARTICLE 11
                            MISCELLANEOUS PROVISIONS

         11.1 APPLICATION OF FUNDS. The proceeds received by the Company from the sale of the Common Stock subject to the Options granted hereunder will be used for general corporate purposes.

         11.2 NOTICES. All notices or other communications by an Optionee to the Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

         11.3 TERM OF PLAN. Subject to the terms of Article 10, the Plan shall terminate upon the later of (i) the complete exercise or lapse of the last outstanding Option, or (ii) the last date upon which Options may be granted hereunder.

         11.4 COMPLIANCE WITH RULE 16B-3. As the Company is a privately held corporation which is not subject to the provisions of the 1934 Act, this Plan is not intended to be in compliance with the requirements of Rule 16b-3 as promulgated under Section 16 of the 1934 Act. If the Company should become subject to the 1934 Act, numerous amendments to the Plan and additional shareholder approval will be necessary.

         11.5 GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Georgia.

         11.6 ADDITIONAL PROVISIONS BY COMMITTEE. The Option Agreements authorized under the Plan may contain such other provisions, including, without limitation, restrictions upon the exercise of an Option, as the Committee shall deem advisable.

         11.7 PLAN DOCUMENT CONTROLS. In the event of any conflict between the provisions of an Option Agreement and the Plan, the Plan shall control.

         11.8 GENDER AND NUMBER. Wherever applicable, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

         11.9 HEADINGS. The titles in this Plan are inserted for convenience of reference; they constitute no part of the Plan and are not to be considered in the construction hereof.

         11.10 LEGAL REFERENCES. Any references in this Plan to a provision of law which is, subsequent to the Effective Date of this Plan, revised, modified, finalized or redesignated, shall automatically be deemed a reference to such revised, modified, finalized or redesignated provision of law.

         11.11 NO RIGHTS TO EMPLOYMENT. Nothing contained in the Plan, or any modification thereof, shall be construed to give any individual any rights to employment with the Company or any parent or subsidiary corporation of the Company.

         11.12 UNFUNDED ARRANGEMENT. The Plan shall not be funded, and except for reserving a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grant under the Plan.

         IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer, as of the 1st day of July, 2000.

                                    BLUE SKY COMMUNICATIONS, INC.


                                    By:    /s/ Jeff Green
                                    Title: Director




             ADOPTED BY BOARD OF DIRECTORS ON JULY 21ST, 2000